Exhibit 99.1


                    IRVINE PACIFIC CORPORATION

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

          In connection with the Quarterly Report of Irvine Pacific Corporation (the "Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kanona Moeai Jr., Principal Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operation of the Company.



                              /s/ K. Moeai, Jr.
Date: April 28, 2003        ____________________________________
                            Kanona Moeai, Jr.
                            Principal Executive and Financial Officer